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                                                                     EXHIBIT 10A

                                                               EXECUTION VERSION

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 30, 2003, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, that certain letter agreement dated as of November 8, 2002, that Third Amendment to Credit Agreement dated as of November 23, 2002, that Fourth Amendment to Credit Agreement dated as of December 9, 2002, that Fifth Amendment to Credit Agreement dated as of December 12, 2002, and that Sixth Amendment to Credit Agreement dated as of December 13, 2002 (as so amended or modified, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

         A. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

         A. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

         1. Amendments to Credit Agreement. The Credit Agreement shall be amended, effective as of the Effective Date, as follows:

                  (a) At Section 1.01, the defined term "Total Free Liquid Assets" shall be amended by deleting the word "and" before clause (c) and adding a new subsection (d) as follows:

                  "and (d) Permitted Investments made with the Net Proceeds of a Permitted Capital Markets Transaction to the extent subject to the Substantive Defeasement of any Capital Markets Notes having original stated maturities in year 2003 in accordance with Section 6.18"

                  (a) At Section 1.01, the following defined terms shall be amended and restated in their entirety as follows:

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                           "Permitted Debt" means Debt of Avnet arising under or
                  in connection with any Capital Markets Notes issued by Avnet after the Second Amendment Date, provided that: (a) such Debt has an original stated maturity of not less than three years, and no amortization of principal, including pursuant to any sinking fund arrangement; (b) such Debt provides no right of Mandatory Redemption, other than (i) one solely exercisable more than three years after the date of issuance, or (ii) arising solely upon a change of control event relating to Avnet that would constitute a Change of Control, or (iii) one arising solely upon certain asset sales, provided that the terms of such Debt allow Avnet to repay any and all Obligations prior to such Mandatory Redemption; (c) no instrument or agreement evidencing such Debt contains any maintenance-based debt covenants, nor any covenants or events of default that are more restrictive than may be customary at the time of issuance for non-investment grade rated public debt offerings, nor contain a Third Party Negative Pledge other than as expressly permitted by Section 6.20; (d) such Debt shall not be convertible or exchangeable into other Debt that is not itself Permitted Debt; (e) such Debt is not guaranteed, on the date such Debt is issued, by (nor, on the date such Debt is issued, subject to any agreement to provide any guaranty by) any Subsidiary of Avnet, other than Subsidiaries that on or before the date such guaranty is executed in favor of the holder of such Debt are required by the terms of this Agreement to execute and deliver to the Administrative Agent a Guaranty Agreement pursuant to Section 6.13(b); and (such Debt is not entitled to the benefit of any Lien, other than the right to share equally and ratably in certain Liens granted to third parties (other than the Lender Liens) on substantially the same terms as contained in the 2008 Senior Note Indenture.

                           "Substantive Defeasement" means, in respect of any
                  outstanding Debt represented by Capital Markets Notes, that Avnet has irrevocably deposited funds with a bank, pursuant to an escrow or trust arrangement for the exclusive benefit of the holders of such Notes (or their trustee or agent), or otherwise in accordance with any express defeasance terms specified in the indenture governing such Capital Markets Notes, for the sole purpose of repaying such Notes, together with interest thereon in the amount anticipated to accrue up to the date of final payment.

                  (b) Section 1.01 shall be further amended by inserting the following new defined terms in the proper alphabetical order:

                           "Excess Amount" has the meaning set forth in Section
                  2.06(b)(ii).

                           "Preliminary Prospectus" has the meaning set forth in
                  the definition of the "2008 Senior Notes."

                           "2008 Senior Note Indenture" means the terms of the
                  October 2000 Indenture relating to the terms of the 2008 Senior Notes (including

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                  any resolutions or officer's certificates relating to the
                  terms of the 2008 Senior Notes).

                           "2008 Senior Notes" means Senior Notes (including
                  convertible Senior Notes) to be issued by Avnet and described more particularly in that preliminary prospectus dated January 27, 2003 (the "Preliminary Prospectus") (provided that the terms thereof shall contain no material changes from the terms thereof described in the Preliminary Prospectus, unless approved by the Required Lenders), and any senior or senior subordinated notes issued pursuant to any supplemental or additional prospectus or offering circular issued in connection with the issuance of Capital Markets Notes on or before February 14, 2003, which are convertible into Avnet's common stock, having substantially the same or less restrictive terms as to covenants, events of default and other material provisions (other than convertibility, tenor and interest rate) as contained in the Preliminary Prospectus.

                  (c)      Section 2.06(b) shall be amended by:

                           (i)      Inserting the clause number "(i)" before the
beginning of the first sentence thereof; and

                           (ii)     Inserting a new clause (ii) at the end
thereof as follows:

                                    "(ii)    If on the date 350 days after the
                           consummation of a transaction giving rise to an "Asset Sale Amount" (as defined in the 2008 Senior
                           Note Indenture), Avnet shall not have applied an amount equal to such Asset Sale Amount by:

                                             (A)  Investing or committing to
                                    invest (and in fact so investing within an additional 90 days) in "Related Business Assets" (as defined in the 2008 Senior Note Indenture) and property (except in connection with the acquisition of a wholly owned Subsidiary in a "Related Business" (as defined in the 2008 Senior Note Indenture), other than notes, bonds, obligation and securities); or

                                             (B)  Making certain investments
                                    permitted under the 2008 Senior Note
                                    Indenture, which in Avnet's good faith
                                    reasonable judgment will immediately
                                    constitute or be part of the Related
                                    Business of Avnet or the applicable
                                    Subsidiary (if it continues to be a
                                    Subsidiary) immediately following such
                                    transaction;

                           then the Aggregate Commitments shall, immediately and automatically on such date, be permanently reduced by an amount equal to the amount of such Asset Sale Amount not so applied (the "Excess Amount"). To the extent that the then Outstanding

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                           Amount of all Loans and L/C Obligations exceeds the
                           Aggregate Commitments as reduced by the Excess Amount, the Borrowers shall immediately upon the effectiveness of the reduction in Aggregate Commitments hereunder prepay Loans in an amount equal to the amount by which such Outstanding Amount of all Loans and L/C Obligations exceeds the Aggregate Commitments as reduced by the Excess Amount, plus interest and any amounts owing under Section 3.05, and, if after repayment of all Loans the resulting Outstanding Amount still exceeds the Aggregate Commitments as reduced by the Excess Amount, Cash Collateralize L/C Obligations in an amount equal to such remaining excess."

                  (d) Section 2.15 shall be amended by adding the following as new subsection (c) thereto:

                           "(c)     If at any time Avnet or any of its
                  Subsidiaries becomes obligated to grant immediately to the holders of the 2008 Senior Notes (or any agent or trustee acting on their behalf) a Lien pursuant to any equal and ratable collateral sharing provision contained in the 2008 Senior Note Indenture, Avnet shall be deemed to have granted, on its own behalf or on behalf of such Subsidiary, a Lender Lien upon any and all assets and property subject to such Lien, as security for the Obligations, such that the Obligations are equally and ratably secured together with the obligations under the 2008 Senior Notes. This Agreement shall be deemed a security agreement for purposes of the Uniform Commercial Code. Avnet shall thereafter immediately execute and deliver, or cause such Subsidiary to execute and deliver, such instruments, documents and agreements, in form and substance satisfactory to the Administrative Agent, and shall perform or cause to be performed such other acts, as may be necessary or appropriate in the discretion of the Administrative Agent to Perfect such Lender Lien."

                  (e)      Section 6.01 shall be amended as follows:

                           (i)      By deleting the word "or" at the end of
subsection (q);

                           (ii)     By renumbering subsection (r) as subsection
(t); and

                           (iii)    By inserting the following as new
subsections (r) and (s):

                           "(r)     prompt notice of the consummation of any
                  transaction giving rise to an "Asset Sale Amount" (as defined in the 2008 Senior Note Indenture), other than any transaction that is not subject to compliance with the covenant described in the Preliminary Prospectus under the heading "Limitations on Sale of Assets and Subsidiary Stock; Offer to Repurchase from Excess Proceeds" and contained in the 2008 Senior Note

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                  Indenture, setting forth the date of consummation and the
                  amount of such Asset Sale Amount;

                           (s) if within 350 days after the consummation of a transaction giving rise to an "Asset Sale Amount" (as defined in the 2008 Senior Note Indenture), other than any transaction that is not subject to compliance with the covenant described in the Preliminary Prospectus under the heading "Limitations on Sale of Assets and Subsidiary Stock; Offer to Repurchase from Excess Proceeds" and contained in the 2008 Senior Note Indenture, Avnet shall not have applied an amount equal to such Asset Sale Amount as set forth in Section 2.06(b)(ii), immediate notice setting forth the applicable Excess Amount; or"

                  (f) Section 6.07 shall be amended at clause (n) thereof by deleting the final word "and", and at clause (o) thereof, by inserting the following immediately prior to the final period thereof:

                           ";and

                           (p) Liens granted to holders of the 2008 Senior Notes (or any agent or trustee acting on their behalf) pursuant to any equal and ratable collateral sharing provision contained in the 2008 Senior Note Indenture, upon the creation of any Lien that is not a "Permitted Lien" (as defined in the 2008 Senior Note Indenture) ("Antecedent Lien"), provided and to the extent that such Antecedent Lien is a Permitted Lien hereunder."

                  (g) Section 6.08(b) shall be amended by adding the following proviso to the end thereof:

                  "and provided, further, that, other than any transaction that is not subject to compliance with the covenant described in the Preliminary Prospectus under the heading "Limitations on Sale of Assets and Subsidiary Stock; Offer to Repurchase from Excess Proceeds" and contained in the 2008 Senior Note Indenture, (1) at least 75% of the total consideration for any such Asset Sale shall consist of cash or cash equivalents or "Related Business Assets" (as defined in the 2008 Senior Note Indenture) and (2) Avnet shall determine in good faith that it or such Subsidiary is receiving fair market value for such Asset Sale."

                  (h)      Section 6.13 shall be amended by:

                           (i)      Inserting the clause number "(a)" before the
beginning of the first sentence thereof; and

                           (ii)     Inserting a new clause (b) at the end
thereof as follows:

                           "(b)     If at any time any Subsidiary of Avnet is
                  then obligated immediately to guarantee any amounts on the 2008 Senior Notes, Avnet shall cause such Subsidiary immediately to guarantee the Obligations by

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                  executing and delivering to the Administrative Agent such
                  instruments, documents, agreements and opinions, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or appropriate in the discretion of the Administrative Agent."

                  (i) Section 6.14(i) shall be amended by inserting after the phrase "in the ordinary course of business" the phrase ", or pursuant to documentation entered into substantially concurrently with the issuance of Capital Markets Notes on or before February 14, 2003, that are convertible into Avnet's common stock,".

                  (j) Section 6.17 shall be amended and restated in its entirety as follows:

                           "6.17 RESTRICTED PAYMENTS. Avnet shall not, and shall
                  not permit any of its Subsidiaries to, (a) declare or pay any dividends in respect of its capital stock or other equity interests (other than dividends payable, but for fractional shares, solely in common stock of Avnet), or purchase, redeem, retire or otherwise acquire for value any of its capital stock or other equity interests now or hereafter outstanding, in each case other than pursuant to a Permitted Hedge Transaction, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or (b) other than solely with the proceeds of a Permitted Capital Markets Transaction to the extent permitted pursuant to Section 6.18, make any voluntary or optional prepayment or early repayment, early redemption, early exchange or early acquisition for value of, or establish any sinking fund with respect to, any Debt evidenced by Capital Markets Notes, in each case, other than the conversion of any Debt evidenced by Capital Markets Notes into the common stock of Avnet."

                  (k) Section 6.20 shall be amended and restated as follows:

                           "6.20 OTHER NEGATIVE PLEDGES. Avnet shall not, and
                  shall not suffer or permit any of its Subsidiaries to, enter into or first become subject to after the Second Amendment Date any agreement or arrangement that directly or indirectly prohibits Avnet or any such Subsidiary from granting any Lien to the Administrative Agent (or restricting Perfection or enforcement of such Lien) with respect to any Springing Lien Assets or Collateral (a "Third Party Negative Pledge"), provided, that Avnet and its Subsidiaries may enter into or incur Third Party Negative Pledges (a) pursuant to an Acquisition permitted by Section 6.14(h), provided such Third Party Negative Pledge affects only assets and property so acquired and is not undertaken or incurred in contemplation of such Acquisition; or (b) pursuant to a transaction creating a Lien permitted by Section 6.07(b) or provided such Third Party Negative Pledge is limited to the assets or property subject to such Permitted Lien; or (c) pursuant to Permitted Debt comprising a Permitted Capital Markets Transaction, provided that such Third Party Negative Pledge is no more restrictive than that contained in the October 2000 Indenture."

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                  (l)      Article VI shall be further amended by adding the
following new sections at the end thereof:

                           "6.30 TRANSACTIONS WITH AFFILIATES. Avnet shall not,
                  and shall not permit any of its Subsidiaries to, enter into any transaction of any kind with any Affiliate of Avnet (other than any Wholly Owned Consolidated Subsidiary of Avnet), whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Avnet or such Subsidiary as would be obtainable by Avnet or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate.

                           6.31 MODIFICATION OF THE 2008 SENIOR NOTE INDENTURE.
                  Avnet shall not enter into any amendment, revision, supplement or modification to the 2008 Senior Note Indenture that in any manner directly or indirectly (a) affects any defined term therefrom used in this Agreement, or (b) materially restricts or impairs any of the Administrative Agent's or Lenders' legal or contractual rights or remedies under this Agreement."

                  (m)      Section 7.01 shall be amended as follows:

                           (i)      In subsection (f), by replacing the dollar
amount "$35,000,000" with "$15,000,000";

                           (ii)     By amending and restating subsection (g) in
its entirety as follows:

                           "(g)     Any event or condition shall occur which (i)
                  results in the acceleration of the maturity of any Debt or obligation of any Borrower or any Material Subsidiary in excess of $15,000,000 or (ii) enables the Person to whom any Debt or obligation of the Borrower or any Material Subsidiary in excess of $35,000,000 is owed, or any Person acting on such Person's behalf, to accelerate the maturity thereof;"

                           (iii)    In subsection (n), by replacing the dollar
amount "$50,000,000" with "$15,000,000".

         2. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

                  (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

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                  (c)      All representations and warranties of Avnet contained
in Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

                  (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders, their respective Affiliates, or any other Person.

                  (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

         3. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

                  (b) The Administrative Agent shall have received from the secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment and any other documents contemplated hereby.

                  (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that (i) all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date and (ii) on and as of the Effective Date, no event has occurred which has or would reasonably be likely to have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Avnet or of Avnet and its Subsidiaries taken as a whole, or on the facts and information regarding Avnet and its Subsidiaries as represented as of the date hereof.

                  (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

                  (e) The Effective Date shall have occurred no later than February 14, 2003.

For purposes of determining compliance with the conditions specified in this
Section 3, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         4. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a)

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be deemed to create a course of dealing or otherwise obligate the Administrative
Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

          5.      Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND 9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

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                  (h)      This Amendment shall constitute a Loan Document.

                            [Signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

                                    AVNET, INC.

                                    By: /s/ David R. Birk
                                        ---------------------------------------

                                    Name: David R. Birk

                                    Title: Senior Vice President, Secretary and
                                           General Counsel

          Signature Page for the Seventh Amendment to Credit Agreement

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                                    BANK OF AMERICA, N.A., as the
                                    Administrative Agent, A Lender, the L/C
                                    Issuer and the Swing Line Lender

                                    BY: /s/ Sugeet Manchanda
                                        ---------------------------------------

                                    Name: Sugeet Manchanda

                                    Title: Principal

          Signature Page for the Seventh Amendment to Credit Agreement

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                                    ABN AMRO BANK N.V., as a Lender

                                    By: /s/ MARIA VICKROY-PERALTA
                                        ----------------------------------------
                                    Name: MARIA VICKROY-PERALTA

                                    Title: EXECUTIVE DIRECTOR

                                    By: /s/ PETER HSU
                                        ----------------------------------------
                                    Name: PETER HSU

                                    Title: VICE PRESIDENT

          Signature Page for the Seventh Amendment to Credit Agreement

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                                    THE BANK OF NOVA SCOTIA, as a
                                    Lender

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:_______________________________________

                                    TITLE:______________________________________

          Signature Page for the Seventh Amendment to Credit Agreement

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                                    BANK ONE, N.A., as a Lender

                                    BY: /s/ Daniel E. Casey
                                        --------------------------------
                                    Name:      Daniel E. Casey

                                    Title:     Director

          Signature Page for the Seventh Amendment to Credit Agreement

                                       S-6

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                                    CREDIT SUISSE FIRST BOSTON, as a
                                    Lender

                                    By: /s/ Robert Hetu
                                        ----------------------------------------

                                    Name:  Robert Hetu

                                    Title: Director

                                    BY: /s/ Guy M. Baron
                                        ---------------------------------------

                                    Name:  Guy M. Baron

                                    Title: Associate

          Signature Page for the Seventh Amendment to Credit Agreement

                                       S-7

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                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, as a Lender

                                    By: /s/ George L. Woolsey
                                        -----------------------------
                                    Name:  George L. Woolsey

                                    Title: Vice President

          Signature Page for the Seventh Amendment to Credit Agreement

                                      S-8

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                                    THE NORTHERN TRUST COMPANY,
                                    as a Lender

                                    By: /s/ Eric Dybing
                                        --------------------------
                                    Name: Eric Dybing

                                    Title: Second Vice President

          Signature Page for the Seventh Amendment to Credit Agreement

                                      S-12

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                                    STANDARD CHARTERED BANK, as a
                                    Lender

                                    By: /s/ MARY MACHADO SCHAMMEL
                                        --------------------------
                                    Name: MARY MACHADO SCHAMMEL

                                    Title: Sr. Vice President

                                    By: /s/ ROBERT REDDINGTON
                                        --------------------------
                                    Name: ROBERT REDDINGTON

                                    Title: AVP/CREDIT DOCUMENTATION
                                           STANDARD CHARTERED BANK NY

          Signature Page for the Seventh Amendment to Credit Agreement

                                      S-14